CAPITAL	12 Months Ended
Dec. 31, 2017
Disclosure Of Capital [Abstract]
Disclosure of classes of share capital [text block]
NOTE 21. CAPITAL

The subscribed and paid-in capital is the following:

	December 31, 2017	December 31, 2016
Authorized shares	1,400,000,000	1,400,000,000
Subscribed and paid-in shares:
Ordinary shares with a nominal value of COP 500 pesos	509,704,584	509,704,584
Preferred shares with dividend without voting rights with nominal value of COP 500 pesos	452,122,416	452,122,416
Total shares	961,827,000	961,827,000
Subscribed and paid capital (nominal value)	$ 480,914	$ 480,914

Dividends declared

The declaration, amount and payment of dividends are based on Bancolombia S.A’s unconsolidated net income. Dividends must be approved at the ordinary annual shareholders’ meeting upon the recommendation of the Board of Directors. Under the Colombian Commercial Code, after payment of income taxes and appropriation of legal and other reserves, and after setting off losses from prior fiscal years, Bancolombia must distribute to its stockholders at least 50.00% of its annual net income or 70.00% of its annual net income if the total amount of reserves exceeds its outstanding capital, unless such minimum percentages are waived by an affirmative vote of the holders of 78.00% of the shares present at the stockholders’ meeting. Such dividend distribution must be made to all stockholders, in cash or in issued stock of Bancolombia, as may be determined by the stockholders, and within a year from the date of the ordinary annual stockholders’ meeting in which the dividend was declared.

The payment of dividends must be made in cash during the next year since the date when the Annual Meeting takes place and for all the stockholder's. If the payment is made in the Bank's own equity securities instead of cash, that situation has to be approved by the 80.00% of the subscribed common shareholders and the 80.00% of the subscribed preferred shares.

The annual net profits of Bancolombia must be applied as follows: (i) first, an amount equal to 10.00% of Bancolombia’s net profits to a legal reserve until such reserve is equal to at least 50.00% of the Bank’s paid-in capital; (ii) second, to the payment of the minimum dividend on the preferred shares; and (iii) third, as may be determined in the ordinary annual stockholders’ meeting by the vote of the holders of a majority of the shares entitled to vote.

Dividends declared with respect to net income earned in:	Cash dividends per share (Stated in COP)
2017	1,020
2016	950
2015	888
2014	830
2013	776
2012	754

Preferred shares

Holders of preferred shares are entitled to receive dividends based on the profits of the preceding fiscal year, after deducting losses affecting the capital and once the amount that shall be legally set apart for the legal reserve has been deducted, but before creating or accruing for any other reserve, of a minimum preferred dividend equal to one per cent (1.00%) yearly of the subscription price of the preferred share, provided this dividend is higher than the dividend assigned to common shares, if this is not the case, the dividend shall be increased to an amount that is equal to the per share dividend on the common shares. The dividend received by holders of common shares may not be higher than the dividend assigned to preferred shares.

Payment of the preferred dividend shall be made at the time and in the manner established in the general shareholders’ meeting and with the priority indicated by Colombian law.

Any stock dividend payable in common shares requires the approval of 80.00% or more of the shares present at a shareholders’ meeting, which will include 80.00% or more of the outstanding preferred shares. In the event that none of the holders of preferred shares is present at such meeting, a stock dividend may only be paid to the holders of common shares that approve such a payment.